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                                                               EXECUTION VERSION

                                VOTING AGREEMENT

                  This VOTING AGREEMENT (the "Agreement"), dated as of February 22, 2005, is entered into by and among Axle Holdings, Inc., a Delaware corporation ("Buyer Parent"), ValueAct Capital Partners, L.P., a Delaware limited partnership ("ValueAct CP"), ValueAct Capital Partners II, L.P., a Delaware limited partnership ("ValueAct CP II"), ValueAct Capital Master Fund, L.P., a British Virgin Islands limited partnership ("ValueAct Master") and ValueAct Capital Partners Co-Investors, L.P., a Delaware limited partnership ("ValueAct Co-Investors", and together with ValueAct CP, ValueAct CP II and ValueAct Master, each a "Shareholder" and collectively, the "Shareholders").

         WHEREAS, concurrently with the execution and delivery of this Agreement, Buyer Parent, Axle Merger Sub, Inc., an Illinois corporation ("Buyer") and Insurance Auto Auctions, Inc., an Illinois corporation (the "Company"), are entering into an Agreement and Plan of Merger (the "Merger Agreement"), which Merger Agreement has been unanimously approved by the Axle Board (other than recused members) and which provides, among other things, for a merger of Buyer with and into the Company, with the Company remaining as the surviving corporation (the "Merger");

                  WHEREAS, as of the date hereof, each Shareholder is the beneficial owner of the number of shares of common stock of the Company, no par value (the "Common Stock") opposite such Shareholder's name set forth on Exhibit I attached hereto (the shares of Common Stock held by all Shareholders, the "Shares");

                  WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Buyer Parent has required that the Shareholders agree, and each Shareholder is willing to agree, to the matters set forth herein; and

                  WHEREAS, capitalized terms used but not otherwise defined herein shall have the respective meanings attributed to them in the Merger Agreement.

                  NOW, THEREFORE, in consideration of the foregoing and the agreements set forth below, the parties hereto agree as follows:

1.       Voting of Shares.

         1.1      Voting Agreement.

         (a) Each Shareholder hereby agrees to vote (or cause to be voted) all of the Shares which such Shareholder has the right to so vote at the Axle Shareholders' Meeting in favor of the approval and adoption of the Merger Agreement, the transactions contemplated thereby (including, without limitation, the Merger) and any actions required in furtherance thereof. In addition, from the date hereof and until the termination of this Agreement pursuant to Section 9, each Shareholder hereby agrees to vote (or cause to be

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voted) at any annual, special or other meeting of the shareholders of the
Company, and at any adjournment or adjournments thereof, or pursuant to any consent in lieu of a meeting or otherwise, all of the Shares which such Shareholder has the right to so vote:

                  (i) against any action or agreement that would reasonably be expected to result in a breach in any material respect of any covenant, representation or warranty or any other obligation of the Company under this Agreement, the Merger Agreement, or any other agreement contemplated hereby or thereby;

                  (ii) against any Acquisition Proposal and against any other proposal for action or agreement that is intended, or would reasonably be expected, to impede, interfere with, delay, frustrate, postpone or adversely affect the consummation of the transactions contemplated by the Merger Agreement;

                  (iii) against any change in the composition of the Axle Board, other than as contemplated by the Merger Agreement; and

                  (iv) against any amendment to the Articles of Incorporation or by-laws of the Company, other than as contemplated by the Merger Agreement.

         (b) Any vote required to be cast or consent required to be executed pursuant to this Section 1.1 shall be cast or executed in accordance with the applicable procedures relating thereto so as to ensure that it is duly counted for purposes of determining that quorum is present (if applicable) and for purposes of recording the results of that vote or consent.

         (c) If any action is taken by written consent rather than at a meeting of the shareholders of the Company, consent shall be given or withheld by each Shareholder with respect to the Shares held by such Shareholder in the same manner as if such Shares were voted at a meeting in accordance with the provisions of Section 1.1(a).

         1.2 Irrevocable Proxy. Each Shareholder hereby irrevocably grants to, and appoints, Buyer Parent and any designee thereof and each of Buyer Parent's officers, as such Shareholder's attorney, agent and proxy (such grants and appointment, the "Irrevocable Proxy"), with full power of substitution, to vote and otherwise act with respect to all of such Shareholder's Shares at any meeting of the shareholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting), and in any action by written consent of the shareholders of the Company, on the matters and in the manner specified in Section 1.1. THIS PROXY AND POWER OF ATTORNEY ARE IRREVOCABLE AND COUPLED WITH AN INTEREST SUFFICIENT IN LAW TO SUPPORT AN IRREVOCABLE PROXY AND, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, SHALL BE VALID AND BINDING ON ANY PERSON TO WHOM SHAREHOLDER MAY TRANSFER ANY OF ITS SHARES IN BREACH OF THIS AGREEMENT. Each Shareholder hereby revokes all other proxies and powers of attorney with respect to all of such Shareholder's Shares that may have heretofore been appointed or granted, and no subsequent proxy


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(whether revocable or irrevocable) or power of attorney shall be given (and if given, shall not be effective) by such Shareholder with respect thereto on the matters covered by Section 1.1. Each Shareholder hereby affirms that the irrevocable proxy set forth in this Section 1.2 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Shareholder under this Agreement.

         1.3 Fiduciary Responsibilities. Subject to Section 5 hereof, notwithstanding any other provision of this Agreement to the contrary, nothing contained in this Agreement shall limit the rights and obligations of any officer of any Shareholder in his capacity as a director of the Company from taking any action in his capacity as a director of the Company that the Axle Board is permitted to take pursuant to the terms of the Merger Agreement, and no such action taken by an officer of any Shareholder in any such capacity shall be deemed to constitute a breach of any provision of this Agreement.

2.       Representations and Warranties of each Shareholder.

         Each Shareholder represents and warrants to Buyer Parent as follows:

         2.1 Binding Agreement. Such Shareholder is a limited partnership duly formed, validly existing and in good standing under the laws of the State or territory of its formation and has the capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by such Shareholder and the consummation by such Shareholder of the transactions contemplated hereby have been duly and validly authorized by all necessary action of such Shareholder, and no other action or proceedings are necessary to authorize the execution, delivery and performance of this Agreement by such Shareholder and the consummation by such Shareholder of the transactions contemplated hereby. Such Shareholder has duly and validly executed and delivered this Agreement and this Agreement constitutes a legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles.

         2.2 No Conflict. Neither the execution and delivery of this Agreement by such Shareholder, the consummation by such Shareholder of the transactions contemplated hereby, the performance by such Shareholder of its obligations hereunder nor the compliance by such Shareholder with any provisions hereof, will (a) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default under its partnership agreement or other organizational documents or any material contract, agreement, instrument, commitment, arrangement or understanding to which such Shareholder is a party, or result in the creation of any Lien with respect to such Shareholder's Shares,
(b) violate or conflict with any writ, judgment, injunction or decree applicable to such Shareholder or such Shareholder's Shares or (c) require any consent, authorization or approval with respect to such Shareholder of any Person, including any Governmental Authority.



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         2.3 Ownership of Shares. Such Shareholder is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, which meaning will apply for all purposes of this Agreement) of, and has the sole power to vote and dispose of, the Shares listed opposite such Shareholder's name on Exhibit I hereto, free and clear of any Liens (including any restriction on the right to vote, sell or otherwise dispose of such Shares), except as may exist by reason of this Agreement or pursuant to applicable law. Except as provided for or disclosed in this Agreement, the Merger Agreement and the transactions and other agreements contemplated hereby and thereby, there are no outstanding options or other rights to acquire from such Shareholder, or obligations of such Shareholder to sell or to dispose of, any Shares held by such Shareholder or other equity interests of any kind in the Company. As of the date of this Agreement, the number of shares set forth opposite such Shareholder's name on Exhibit I hereto represents all of the shares of capital stock of the Company beneficially owned by such Shareholder.

         2.4 Brokers. There are no claims for broker's or finder's fees or brokerage commissions or other like payments in connection with this Agreement or the transactions contemplated hereby pursuant to arrangements made by such Shareholder, and such Shareholder has not retained any broker or similar intermediary to act directly or indirectly on its behalf in connection with the transactions contemplated by this Agreement.

3.       Representations and Warranties of Buyer Parent.

         Buyer Parent represents and warrants to the Shareholders as follows:

         3.1 Binding Agreement. Buyer Parent is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Buyer Parent and the consummation by Buyer Parent of the transactions contemplated hereby have been duly and validly authorized by the Boards of Directors of Buyer Parent, and no other corporate proceedings of Buyer Parent are necessary to authorize the execution, delivery and performance of this Agreement by Buyer Parent and the consummation by Buyer Parent of the transactions contemplated hereby. Buyer Parent has duly and validly executed this Agreement and this Agreement constitutes a legal, valid and binding obligation of Buyer Parent, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles.

         3.2 No Conflict. Neither the execution and delivery of this Agreement by Buyer Parent, the consummation by Buyer Parent of the transactions contemplated hereby, the performance by Buyer Parent of its obligations hereunder, nor the compliance by Buyer Parent with any of the provisions hereof, will (a) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default under its


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organizational documents or any contract, agreement, instrument, commitment, arrangement or understanding to which Buyer Parent is a party, (b) violate or conflict with any writ, judgment, injunction or decree applicable to Buyer Parent or (c) require any consent, authorization or approval with respect to Buyer Parent of any Person, including any Governmental Authority.

4.       Transfer and Other Restrictions.

         4.1 Certain Prohibited Transfers. Each Shareholder agrees not to, except as provided for in the Merger Agreement:

                  (a) sell, sell short, transfer (including gift), pledge, encumber, assign or otherwise dispose (whether by sale, liquidation, dissolution, dividend, distribution or otherwise) of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition of, any Shares or any interest contained therein (each a "Transfer") other than pursuant to this Agreement, unless the Person to which such Shares are to be Transferred expressly agrees to be bound by this Agreement in a written instrument reasonably satisfactory to Buyer Parent;

                  (b) grant any proxies or power of attorney or enter into a voting agreement or other arrangement relating to the matters covered by Section 1.1, with respect to any Shares other than this Agreement;

                  (c) deposit any Shares into a voting trust; or

                  (d) knowingly, directly or indirectly, take or cause the taking of any other action that would restrict, limit or interfere with the performance of such Shareholder's obligations hereunder or the transactions contemplated hereby, excluding any bankruptcy filing.

         4.2 Additional Shares. Without limiting any provisions of the Merger Agreement, in the event (i) of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of capital stock of the Company on, of or affecting any Shareholder's Shares or (ii) any Shareholder shall become the beneficial owner or record owner of any additional shares of capital stock of the Company, or other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in Section
1.1 hereof, in each case, then the terms of this Agreement shall apply to the shares of capital stock or other securities of the Company held by such Shareholder immediately following the effectiveness of the events described in clause (i), or such Shareholder becoming the beneficial or record owner thereof, as described in clause (ii), as the case may be. Each Shareholder hereby agrees, while this Agreement is in effect, to notify Buyer Parent of the number of any new Shares acquired by such Shareholder, if any, after the date hereof.




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5.       No Solicitation. During the term of this Agreement, each Shareholder agrees that it will not, and will not permit its directors, officers, investment bankers, attorneys and accountants to, and will use its Reasonable Efforts to cause its employees, Affiliates, representatives and other agents not to, directly or indirectly, (i) solicit, initiate, facilitate or encourage any inquiries or the making or submission of any proposal that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal, (ii) engage in negotiations or discussions concerning, or provide any non-public information (or otherwise afford access to the properties, books or records of Axle or any Axle Subsidiary) to any Person or entity in connection with, any Acquisition Proposal or (iii) agree to, enter into any letter of intent or similar agreement in principle with respect to, approve, recommend or otherwise endorse or support any Acquisition Proposal. Upon execution of this Agreement, each Shareholder shall, and shall cause its representatives and agents to cease immediately and cause to be terminated any and all existing discussions, conversations, negotiations and other communications with any Person conducted heretofore with respect to, or that could reasonably be expected to lead to, an Acquisition Proposal.

6.       Public Announcements.

         Other than in an amendment to the Shareholders' Schedule 13D, each Shareholder shall not issue, or cause the publication of, any press release or other public announcement with respect to the terms of this Agreement without the prior approval of Buyer Parent, except to the extent required by Law or by any listing agreement with, or the policies of, a national securities exchange and, in any such event, after reasonable prior notice to the other party.

7.       Waiver of Appraisal Rights.

         To the fullest extent permitted by Law, each Shareholder hereby irrevocably waives any and all rights of appraisal or dissenters' rights under Illinois Law that such Shareholder may have with regard to the Merger and agrees not to take any actions necessary in connection with exercising or perfecting such appraisal or dissenters' rights.

8.       Specific Enforcement.

         The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with the terms hereof or were otherwise breached and that each party shall be entitled to specific performance of the terms hereof in addition to any other remedy which may be available at law or in equity.

9.      Termination.

         This Agreement shall terminate on the earliest to occur of (i) the termination of the Merger Agreement in accordance with its terms, (ii) an mutual written agreement of Buyer Parent and the Shareholder to terminate this Agreement or (iii) the consummation


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of the transactions contemplated by the Merger Agreement. Upon termination of this Agreement, all obligations of the parties hereunder shall terminate (including the irrevocable proxy granted by Section 1.2 hereof), and the representations and warranties shall not survive termination; provided that the termination of this Agreement in accordance with this Section 9 shall not relieve any party from liability for any intentional or material breach of its obligations hereunder committed prior to such termination.

10.      Notices.

         All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement to any party hereunder shall be in writing and deemed given if addressed as provided below (or at such other address as the addressee shall have specified by notice actually received by the addressor) and if either (a) actually delivered in fully legible form, to such address, (b) in the case of any nationally recognized express mail service, one (1) day shall have elapsed after the same shall have been deposited with such service, or (c) if by fax, on the day on which such fax was sent, provided that a copy is sent the same day by overnight courier or express mail service.

         If to Shareholder(s), to:


                  c/o ValueAct Capital Partners, L.P.
                  435 Pacific Avenue
                  Fourth Floor
                  San Francisco, CA 94133
                  Attention: George F. Hamel Jr.
                  Tel: (415) 249-1202
                  Fax: (415) 362-5727

                  with a copy to:

                  Dechert LLP
                  4000 Bell Atlantic Tower
                  1717 Arch Street
                  Philadelphia, PA 19103-2793
                  Attention: Christopher G. Karras
                  Tel:  (215) 994-4000
                  Fax:  (215) 994-2222






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         If to Buyer Parent:

                  c/o Kelso & Company
                  320 Park Avenue, 24th Floor
                  New York, NY 10022
                  Attention:  James J. Connors, II
                  Tel:   (212) 751-3939
                  Fax:  (212) 223-2379

                  with a copy to:

                  Skadden, Arps, Slate, Meagher & Flom LLP
                  Four Times Square
                  New York, New York  10036
                  Attention:  Lou R. Kling
                  Tel:  (212) 735-3000
                  Fax:  (917) 777-2770


11.      Certain Events.

         Each Shareholder agrees that this Agreement and the obligations hereunder shall, to the extent permitted by law, attach to such Shareholder's Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise.

12.      Entire Agreement.

         This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

13.      Consideration.

         This Agreement is granted in consideration of the execution and delivery of the Merger Agreement by Axle, Buyer Parent and Buyer.

14.      Amendments.

         This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

15.      Successors and Assigns.

         This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other parties hereto, except that Buyer Parent may assign its


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rights under this Agreement to any Affiliate of Buyer Parent. This Agreement
will be binding upon, inure to the benefit of and be enforceable by each party and such party's respective heirs, beneficiaries, executors, representatives and permitted assigns.

16.      Counterparts.

         This Agreement may be executed by facsimile and in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

17.      Governing Law.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois (regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof).

18.      Severability.

         Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

19.      Headings.

         The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

20.      Further Assurances.

         Each Shareholder shall, upon request of Buyer Parent, execute and deliver any additional documents and take such actions as may reasonably be necessary to carry out the provisions hereof.



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         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the undersigned on the day and year first written above.



                               VALUEACT CAPITAL PARTNERS, L.P.


                               By: /s/ P. H. Kamin
                                   -----------------------------------
                                     Name:  P. H. KAMIN
                                     Title: PARTNER


                               VALUEACT CAPITAL PARTNERS II, L.P.


                               By: /s/ P. H. Kamin
                                   -----------------------------------
                                     Name:  P. H. KAMIN
                                     Title: PARTNER


                               VALUEACT CAPITAL MASTER FUND, L.P


                               By: /s/ P. H. Kamin
                                   -----------------------------------
                                     Name:  P. H. KAMIN
                                     Title: PARTNER


                               VALUEACT CAPITAL PARTNERS CO-INVESTORS, L.P


                               By: /s/ P. H. Kamin
                                   -----------------------------------
                                     Name:  P. H. KAMIN
                                     Title: PARTNER




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                                            AXLE HOLDINGS, INC.


                                            By: /s/ Frank J. LoVerro
                                                ------------------------------
                                                  Name:  Frank J. LoVerro
                                                  Title: VP & Secretary















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                                    EXHIBIT I


Shareholder                                          Common Stock

ValueAct Capital Partners, L.P.                      1,550,310 shares

ValueAct Capital Partners II, L.P.                   219,692 shares

ValueAct Capital Master Fund, L.P.                   1,575,259 shares

ValueAct Capital Partners Co-Investors, L.P.         42,139 shares
















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